WAIVER AND AMENDMENT TO CREDIT AGREEMENT

    THIS WAIVER AND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of May 1, 2025 by and among LEE ENTERPRISES, INCORPORATED, a Delaware corporation (“Borrower”), BH FINANCE LLC, a Nebraska limited liability company (“Lender”), and BH MEDIA GROUP, INC., a Delaware corporation (“Landlord”).

RECITALS

    WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated as of January 29, 2020 (the “Credit Agreement”);

WHEREAS, Borrower and Landlord are parties to that certain Lease Agreement dated as of March 16, 2020 (the “Lease”);

WHEREAS, Borrower, Lender and Landlord previously executed certain letter agreements pursuant to which interest payments due from Borrower under the Credit Agreement, and Basic Rent payments due under the Lease, for March 2025 and April 2025 were waived and said amounts were added to the unpaid principal balance of the Loan;

WHEREAS, Borrower has requested a similar waiver with respect to payments due under the Credit Agreement and Lease for May 2025;

WHEREAS, Lender has agreed to grant said waiver on the terms and conditions set forth herein; and

WHEREAS, capitalized terms used and not otherwise defined herein have the meanings set forth in the Credit Agreement or Lease, as applicable.

AGREEMENT

    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I – WAIVERS AND ACKNOWLEDGMENTS

    1.1    Rent and Interest Payments. Lender hereby waives the requirement that Borrower make the payment of accrued interest on the Loan in the amount of $3,400,883.62 due on May 1, 2025 pursuant to Section 2.04(c) of the Credit Agreement and agrees that no Event of Default shall exist solely as a result of such non-payment. Landlord hereby waives the requirement that Borrower make the Basic Rent payment in the amount of $394,793.83 due on May 1, 2025 pursuant to Section 3(a) of the Lease and agrees that no Event of Default shall exist solely as a result of such non-payment. All such amounts shall be added to the unpaid principal balance of the Loan effective as of May 1, 2025.

    1.2    Acknowledgment of Current Principal Balance. Borrower and Lender acknowledge and agree that, after giving effect to the transactions described in Section 1.1 above, the aggregate unpaid principal balance of the Loan is $457,246,827.10.

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Waiver and Amendment

1.3    No Other Waivers; Reservation of Rights. The waivers granted in this Article I do not constitute, except as expressly provided herein, a waiver or amendment of any covenant or agreement contained in the Credit Agreement, the other Loan Documents or the Lease and all such other covenants and agreements are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms. The waivers granted in this Article I shall not establish a course of conduct on which Borrower or any other Person may rely upon in the future. Any failure on the part of Lender or Landlord to exercise, or any delay in exercising, any of its respective rights under the Credit Agreement, any other Loan Document or the Lease as a result of any future noncompliance or otherwise shall not be construed or operate as a waiver of or preclude the exercise of any rights or remedies under the Credit Agreement, any other Loan Document or the Lease. Lender and Landlord do hereby expressly reserve all of their respective rights, remedies and claims, whether under the Loan Documents, the Lease or applicable law, as a result of such noncompliance.

ARTICLE II – AMENDMENTS TO CREDIT AGREEMENT

2.1    Mandatory Prepayments. Section 2.02(b)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)    The Borrower shall prepay the Loan in an aggregate amount equal to 100% of the Net Cash Proceeds received by any Loan Party or any Subsidiary from any Disposition (other than Permitted Transfers resulting in aggregate Net Cash Proceeds of less than $500,000 in any ninety (90) day period). Such prepayment shall be made no later than three (3) Business Days following the receipt of such Net Cash Proceeds by such Loan Party or Subsidiary.

2.2    Assignments by Lender. The first sentence of Section 8.06(b) of the Credit Agreement is hereby amended by deleting “one or more of its Affiliates” where it appears therein and replacing with “any Person (other than a natural person)”.
ARTICLE III – EFFECTIVENESS

    This Amendment shall become effective upon receipt by Lender and Landlord of this Amendment duly executed and delivered by Borrower.

ARTICLE IV - MISCELLANEOUS

4.1    References; Effect on Credit Agreement and Lease.

(a)    On and after the effectiveness hereof, each reference in the Credit Agreement or any other Loan Document to the Credit Agreement shall mean and be a reference to the same as amended by this Amendment.

(b)    Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and the Lease shall remain in full force and effect and are hereby ratified and confirmed.

(c)    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender or
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Landlord under the Credit Agreement, any other Loan Document or the Lease, or constitute a waiver of any provision of the Credit Agreement, any other Loan Document or the Lease.

(d)    Borrower acknowledges and agrees that: (i) as of the date hereof, Borrower has no defenses, claims or set-offs to the payment of the Obligations, Basic Rent, or other amounts due under the Credit Agreement, the other Loan Documents or the Lease or to the enforcement of the Credit Agreement, the other Loan Documents or the Lease; and (ii) the Liens granted pursuant to the Loan Documents remain valid perfected Liens in the assets of the Loan Parties securing the payment and performance of the Obligations.
4.2    Representations and Warranties of Borrower. Borrower represents and warrants as follows:

(a)    The execution, delivery and performance by Borrower of this Amendment (i) are within Borrower’s powers, (ii) have been duly authorized by all necessary action, and (iii) do not contravene (A) Borrower’s Organization Documents, or (B) any law or contractual restriction binding on or affecting Borrower.

(b)    This Amendment, the Credit Agreement (as amended hereby), the other Loan Documents and the Lease constitute legal, valid and binding obligations of Borrower and any other Loan Parties party thereto and are enforceable against Borrower and such other Loan Parties in accordance with their respective terms.

(c)    After giving effect to this Amendment, no Event of Default exists and is continuing.

    4.3    Execution in Counterparts. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.  This Amendment shall be valid, binding and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (a) a DocuSign® electronic signature, (b) an original, manual signature, or (c) a faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature.  Each DocuSign®, faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature.

    4.4    Governing Law; Venue; Waiver of Jury Trial. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflict of laws. The terms of Section 8.13(b) through (d) and Section 8.14 of the Credit Agreement are incorporated herein by reference.

    4.5    Amendment is a Loan Document. This Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

BORROWER:

LEE ENTERPRISES, INCORPORATED,
a Delaware corporation

By: /s/ Timothy R. Millage
Name: Timothy R. Millage
Title: VP, CFO & Treasurer

LENDER:

BH FINANCE LLC,
a Nebraska limited liability company

By:_/s/ Ted Weschler________________
Name: Ted Weschler
Title: Authorized Signatory

LANDLORD:

BH MEDIA GROUP, INC.,
a Delaware corporation

By:_/s/ Ted Weschler________________
Name: Ted Weschler
Title: Authorized Signatory
Lee Enterprises
Waiver and Amendment